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                                                                      EXHIBIT 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-25513, 33-33187, 33-46804, 33-52717, 33-55069, 33-55746, 33-61407, and 33-61823.





Birmingham, Alabama
March 26, 1996